UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ______________________

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 15, 2004


                            FIRST SOUTH BANCORP, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           VIRGINIA                       0-22219                56-1999749
-------------------------------         -----------           ----------------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
 Incorporation or Organization)         File Number)         Identification No.)


             1311 CAROLINA AVENUE, WASHINGTON, NORTH CAROLINA 27889
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (252) 946-4178


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                EXPLANATORY NOTE

THIS AMENDMENT NO. 1 TO THE FORM 8-K IS BEING FILED TO CORRECTLY FILE THE FORM 8-K UNDER ITEMS 7 AND 12 RATHER THAN ITEMS 7 AND 9 AS PREVIOUSLY INDICATED ON THE ORIGINAL FORM 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
--------------------------------------------------------------------------

(a)  Not applicable
(b)  Not applicable
(c)  The following exhibit is filed herewith:

          Exhibit 99.1 - Press Release dated January 15, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
------------------------------------------------------

On January 15, 2004, First South Bancorp, Inc. (the "Company") issued a press release announcing its unaudited financial results for the quarter ended December 31, 2003 and the year ended December 31, 2003. A copy of the press release dated January 15, 2004 is attached to this Report as an exhibit (Exhibit 99.1) and is furnished herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        First South Bancorp, Inc.

                                        By: /s/ William L. Wall
                                            -------------------
Date:  January 20, 2004                 William L. Wall
                                        Executive Vice President
                                        Chief Financial Officer and Secretary